AMSOUTH FUNDS

                      SUPPLEMENT DATED SEPTEMBER 5, 2002 TO
    CLASS A SHARES AND CLASS B SHARES PROSPECTUS AND TRUST SHARES PROSPECTUS
                             DATED DECEMBER 1, 2001


THIS SUPPLEMENT PROVIDES THE FOLLOWING UPDATED INFORMATION:

      Effective September 5, 2002, in conjunction with the acquisition of Rockhaven Asset Management, LLC ("Rockhaven") by Strong Financial Corporation, the investment sub-advisory agreement between AmSouth Investment Management Company, LLC ("AIMCO") and Rockhaven with respect to the Equity Income Fund was terminated. The Equity Income Fund is being managed by AIMCO pending shareholder approval and consummation of the reorganization of the Equity Income Fund into the Value Fund.

FUND MANAGEMENT

      Under the section entitled "Fund Management - The Investment Sub-Advisors," the section entitled "Equity Income Fund" on pages 107-109 of the Trust Shares Prospectus and pages 93-95 of the Class A Shares and Class B Shares Prospectus has been deleted in its entirety.

      Under the section entitled "Fund Management - Portfolio Managers," the paragraph entitled "Value Fund" on page 111 of the Trust Shares Prospectus and page 97 of the Class A Shares and Class B Shares Prospectus has been revised as follows:

            VALUE FUND AND EQUITY INCOME FUND - Richard H. Calvert, CFA is the portfolio manager for the Value Fund and the Equity Income Fund and has over seven years of portfolio management and analysis experience. Prior to managing these Funds, Mr. Calvert served as a Trust portfolio manager overseeing several key institutional accounts and as a technology sector analyst. Mr. Calvert earned his B.S. in Economics from the University of Alabama and is a member of the Alabama Society of Financial Analysts.

      Under the section entitled "Fund Management - Portfolio Managers," the paragraph entitled "Equity Income Fund" on pages 111-112 of the Trust Shares Prospectus and pages 97-98 of the Class A Shares and Class B Shares Prospectus has been deleted in its entirety.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.